                              SCHEDULE  14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934



Filed by the registrant    [ X ]

Filed by a party other than the registrant   [ _ ]

Check the appropriate box:

[   ]     Preliminary proxy statement


[ X ]     Definitive proxy statement

[ _ ]     Definitive additional materials

[ _ ]     Soliciting material pursuant to Rule 14a-11 or Rule 14a-12


                          CREATIVE HOST SERVICES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                          N/A
       ------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[ X ]     No fee required

[ _ ]     Fee computed on table below per Exchange Act Rules 14a-6(I)(4) or
          0-11.

               (1) Title of each class of securities to which transaction applies:

               (2)  Aggregate number of securities to which transaction applies:

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing feeis calculated and state how it was determined):

               (4)  Proposed aggregate value of transaction:

               (5)  Total fee paid:

[ _ ]     Fee paid previously with preliminary materials.

[ _ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and date of filing.

          (1)  Amount previously paid:

          (2)  Form, schedule or Registration Statement No.:

          (3)  Filing party:

          (4)  Date filed:

                             CREATIVE HOST SERVICES, INC.

                            6335 Ferris Square, Suites G-H
                             San Diego, California  92126

                                ---------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD AUGUST 19, 1999


     The Annual Meeting of the Shareholders of Creative Host Services, Inc. (the "Company") will be held at the offices of Luce, Forward, Hamilton & Scripps LLP at 600 West Broadway, San Diego, California, at 10:00 a.m. on Thursday, August 19, 1999 for the following purposes:

     1.   To elect a board of four Directors.

     2. To ratify the appointment of Stonefield Josephson, Inc. as the Company's independent auditors for the fiscal year ended December 31, 1999.

     3. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on July 14, 1999 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

     WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL IN THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. ANY SHAREHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED, OR BY ATTENDANCE AT THE MEETING AND VOTING IN PERSON.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK THAT YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION.


                                     By Order of the Board of Directors

                                               /s/ Sayed Ali

July 14, 1999                        Sayed Ali, President

                             CREATIVE HOST SERVICES, INC.

                            6335 Ferris Square, Suites G-H
                             San Diego, California  92126

                                 --------------------

                                   PROXY STATEMENT

                                 --------------------

     This proxy statement is furnished in connection with solicitation of proxies by the Board of Directors of Creative Host Services, Inc. (the "Company") for the Annual Meeting of Shareholders to be held on Thursday, August 19, 1999. Only shareholders of record at the close of business on July 14, 1999 are entitled to notice of, and to vote at, the meeting. Proxies and proxy statements were first given to shareholders on approximately July 16, 1999. The number of outstanding Common Shares entitled to be voted at the meeting is 3,349,705.

     The expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies will be paid by the Company and is estimated at $7,000. The Company does not anticipate that any employees of the Company will solicit proxies by telegraph, telephone and personal interviews.

     The Company's Annual Report on Form 10-KSB for the year ended December 31, 1999 is being sent, simultaneously herewith, to each shareholder of record. The Annual Report on Form 10-KSB is not incorporated in this Proxy Statement and is not to be considered a part of the proxy soliciting material.

     The Company's management knows of no matter to be brought before the meeting other than those matters mentioned herein. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

                                        VOTING

     Each shareholder of record is entitled to one vote for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of Directors. All proxies which are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on. An abstention from voting or a broker non-vote will not be counted in the voting process.

     The proxy process does not permit shareholders to cumulate votes. No shareholder may cumulate votes unless the candidate or candidates' names for which such votes are to be cast have been placed in nomination prior to voting and a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at the meeting and prior to the voting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Shareholders who have completed the enclosed proxy, and who do not revoke such proxy before voting occurs, grant the proxy holders discretionary authority to cumulate the shareholder's votes for directors if cumulative voting occurs. Management does not, at this time, intend to give notice of cumulative voting or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given in proper format at the meeting, in which instance management intends to cumulatively vote all of the proxies held by it in favor of the nominees for office as set forth herein. In the event cumulative voting shall be utilized, each shareholder may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares voted, to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder wishes. The candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected.

     Only shareholders of record at the close of business on July 14, 1999 are entitled to notice of, and to vote at, the meeting. Shareholders may revoke any proxy before it is voted by attendance at the meeting and voting in person, by executing a new proxy with a later date, or by giving written notice of revocation to the Secretary of the Company.

     The shares represented by proxies which are returned properly signed will be voted in accordance with the shareholders' directions. If the proxy card is signed and returned without direction as to how they are to be voted, the shares will be voted as recommended by the Board of Directors.

                     ELECTION OF THE DIRECTORS OF THE COMPANY AND
                    INFORMATION CONCERNING DIRECTORS AND EXECUTIVE
                               OFFICERS OF THE COMPANY

     The Directors of the Company are elected annually and hold office until the next annual meeting of shareholders and until their successors shall have been elected and shall have qualified. In the event any nominee is unable to or declines to serve as Director at the time of the annual meeting, the proxy will be voted for a substitute selected by the Board of Directors.
Management has no reason to believe, at this time, that the persons named will be unable, or will decline, to serve if elected.

     During fiscal year 1998, the Board held four meetings. The Company has standing Audit and Compensation Committees. The Company does not have a Nominating Committee. The Audit Committee, which oversees the financial affairs of the Company and meets with the independent auditors, consists of Paul Karas and John Donohue. The Audit Committee did not meet during fiscal 1998. The Compensation Committee, which sets executive compensation and bonuses and authorizes the issuance of stock options, consists of John Donohue and Booker Graves. The Compensation Committee did not meet during fiscal 1998. During fiscal 1998, each director attended at least 75% of the meetings of the Board and the Board Committee of which he was a member. Directors do not receive compensation for their services as directors. Directors and executive officers are elected annually.

     Management's nominees for election to the Board of Directors of the Company are: Sayed Ali, Booker T. Graves, John P. Donohue and Charles B. Radloff. Management recommends that the shareholders vote "FOR" all four of Management's nominees.

NOMINEES

     SAYED ALI is the founder, Chairman of the Board of Directors, President and Chief Financial Officer of the Company. Mr. Ali has served as Chairman of the Board of Directors and President since 1986. Mr. Ali served as Chief Financial Officer from December 1986 to February 1997, and since August 1997. Mr. Ali served as the Secretary of the Company from 1986 to December 1996. Prior to founding the Company, Mr. Ali was the Director of Operations of Steffa Control Systems, a manufacturer of energy management systems from May 1985 to September 1987, which had annual sales of $30 to $35 million. From March 1980 until May 1985, Mr. Ali was the Director of Operations for Oak Industries, Inc., a publicly-traded telecommunications equipment manufacturer.

     BOOKER T. GRAVES has been a director of the Company since March 1997. Since 1993, Mr. Graves has been president of Graves Airport Concession Consultants, a consulting company located in Denver, Colorado, which provides consulting services to airports and other businesses. From 1993 to 1996, Mr. Graves was the principal food and beverage consultant to the Denver International Airport. From 1990 through 1993, Mr. Graves was General Manager of CA One Services, Inc. (formerly Sky Chefs) at Denver Stapleton International Airport. From 1980 until 1990, Mr. Graves was the General Manager of CA One Services, Inc. of Phoenix Sky Harbor Airport.

     JOHN P. DONOHUE, JR. has been a director of the Company since March 1997. From 1990 to the present, Mr. Donohue has been a private investor. Prior to that time for 25 years, Mr. Donohue was employed by Oak Industries, Inc., a NYSE listed company, in various capacities. From 1985 to 1990, Mr. Donohue served as President of Oak Communications, Inc., a division of Oak Industries, Inc. which manufactured communications equipment for the cable television industry. From 1982 to 1985, he served as Vice President of Manufacturing overseeing up to 6,000 manufacturing employees. From 1977 to 1982, Mr. Donohue served as Vice President of Operations for the Oak Switch division of Oak Industries, Inc.

     CHARLES B. RADLOFF has served as a business advisor and member of the board of directors of DB Products, Inc. since 1991, a privately owned company engaged in the design, manufacture and sale of electronic components for the communications and aerospace industries. From 1987 to 1991, Mr. Radloff was President and Chief Executive Officer of AKZO Electronic Materials Company, an electronics manufacturer and wholly-owned subsidiary of AZKO, which is a Dutch multi-national corporation with annual sales of approximately $12 billion. From 1965 to 1987, Mr. Radloff served in various executive positions with Oak Industries, Inc., including his position as President and Chief Executive Officer of Oak Communications and Chief Executive Officer of Oak Technology. Mr. Radloff has also served on the board of directors of Comstream, Inc.

DIRECTORS AND EXECUTIVE OFFICERS

      NAME                        AGE     POSITION
     ------                      -----   ----------
 Sayed Ali                        51     Chairman of the Board of Directors,
                                         President and Chief Financial Officer
 Booker T. Graves                 60     Director
 John P. Donohue, Jr.             68     Director
 Paul A. Karas                    46     Director
 Tasneem Vakharia                 38     Secretary

     SAYED ALI.  Information concerning Mr. Ali is set forth under "Nominees."

     BOOKER T. GRAVES. Information concerning Mr. Graves is set forth under "Nominees."

     JOHN P. DONOHUE, JR. Information concerning Mr. Donohue is set forth under "Nominees."

     PAUL A. KARAS has been a director of the Company since March 1997. From 1993 to the present, Mr. Karas has been President and Founder of Grove Management Company, an infrastructure management consulting firm. He has consulted on the $6 billion airport in Hong Kong, and the $375 million renovation and expansion of the Cleveland Public Power Electric Distribution System among other projects. From 1991 to 1993, Mr. Karas was Senior Vice President and Director of Public Works Sector for Morse-Diesel/Amec whose business activities included consulting for a proposed third airport for Chicago, program management for the British Airways terminal at the JFK Airport, and program management for the United Airlines Terminal at La Guardia Airport. From 1988 to 1991, Mr. Karas worked for the Port Authority of New York and New Jersey and was director of the John F. Kennedy International Airport Redevelopment Program responsible for program management, design and construction of the $3.2 billion renovation of the JFK Airport. From 1985 to 1988, Mr. Karas was Commissioner of Public Works for the City of Chicago with responsibilities for the design and construction of major public projects including projects affecting O'Hare, Midway and Meigs Airport. From 1980 to 1985, Mr. Karas was Corporate Development Projects Manager for Santa Fe Southern Pacific Corporation, a $7 billion enterprise engaged in the transportation, national resources, real estate, construction and financial service businesses.

                              COMPENSATION AND BENEFITS

     The compensation and benefits program of the Company is designed to attract, retain and motivate employees to operate and manage the Company for the best interests of its constituents.

     Executive compensation is designed to provide incentives for those senior members of management who bear responsibility for the Company's goals
and achievements.   The compensation philosophy is based on a base salary,
with opportunity for significant bonuses to reward outstanding performance, and a stock option program.

DIRECTOR COMPENSATION

     Directors receive no cash compensation for their services to the Company as directors, but are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors. In addition, each outside director is entitled to receive options as approved by the Board of Directors under the Company's 1997 Stock Option Plan. During Fiscal 1997, each outside director was issued an aggregate of 15,000 options, of which 10,000 are now vested and the balance of 5,000 will vest over the next year, provided the director remains a director of the Company.

EXECUTIVE OFFICER COMPENSATION

     The following table and notes set forth the annual cash compensation paid to Sayed Ali, Chairman of the Board and President of the Company. No other person's compensation exceeded $100,000 per annum during the Company's fiscal year ended December 31, 1998.

                              SUMMARY COMPENSATION TABLE

                                   ANNUAL COMPENSATION                      LONG TERM COMPENSATION
                          -------------------------------------------------------------------------------------------------------
                                                                             AWARDS                PAYOUTS
                                                                 ----------------------------------------------------------------
                                                                                  SECURITIES
                                                      OTHER        RESTRICTED     UNDERLYING                     ALL OTHER
                                                      ANNUAL         STOCK         OPTIONS/          LTIP         COMPEN-
NAME/TITLE                  SALARY       BONUS         COMP.         AWARDS          SARS          PAYOUTS         SATION
YEAR                           $           $             $             $             #(1)             $              $
----------------------------------------------------------------------------------------------------------------------------------
Sayed Ali
     President                108,000     --            --              --              --            --               --
        1998                   96,000     --            --              --          75,000            --               --
        1997                   71,000     --            --              --              --            --               --
        1996


-----------------------
(1) Consists of 60,000 options granted under the Company's 1997 Stock Option Plan and 15,000 options granted by the Compensation Committee in 1997.


     The following table sets forth the options granted to Mr. Ali during the Company's fiscal year ended December 31, 1998.

                                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                     INDIVIDUAL GRANTS

-------------------------------------------------------------------------------------------------------------------
                                              PERCENT OF                                          POTENTIAL REALIZABLE
                                                TOTAL                                               VALUE AT ASSUMED
                          NUMBER OF          OPTIONS/SARS                                        ANNUAL RATES OF STOCK
                          SECURITIES          GRANTED TO         EXERCISE                        PRICE APPRECIATION FOR
                          UNDERLYING         EMPLOYEES IN        OR BASE                              OPTION TERM
                         OPTIONS/SARS           FISCAL            PRICE        EXPIRATION     ------------------------------------
        NAME             GRANTED (#)           YEAR(%)            ($/SH)          DATE           5% ($)         10% ($)
----------------------------------------------------------------------------------------------------------------------------------
Sayed Ali                      --                  --              --             --               --             --


     The following table summarizes the number and value of all unexercised options granted to and held by Mr. Ali at the end of 1998. No options were exercised by Mr. Ali during 1998.

                            FISCAL YEAR-END OPTION VALUES


                                                      NUMBER OF SECURITIES                  VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED                 IN-THE-MONEY OPTIONS
                                                      OPTION AT FY-END (#)                    AT FY-END ($)(1)
                                              ------------------------------------------------------------------------------------
                    NAME                         EXERCISABLE       UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------------------
Sayed Ali                                           50,000              25,000               0                 0


---------------------
(1) Based on the closing price for the Company's Common Stock at the close of market on December 31, 1998.

            BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for setting base compensation, awarding bonuses and setting the number and terms of options for the executive officers. None of the current Committee members are employees of the Company.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Committee currently consists of John P. Donohue and Booker T. Graves.

     EMPLOYMENT AGREEMENT. The Company has entered into a five year employment agreement with Sayed Ali, the Company's President. The term of the agreement commenced January 1, 1997 and provides for annual base compensation of $96,000 and $108,000 over each of the calendar years 1997 and 1998 and $120,000 thereafter. The agreement also calls for Mr. Ali to receive 60,000 options to purchase Common Stock under the Company's 1996 Stock Option Plan, exercisable at $3.30 per share, which vest 20,000 per year
over the first three anniversaries of the date of grant.   In addition, Mr.
Ali is eligible to receive annual cash bonuses as well as additional option grants at the discretion of the Board of Directors. Finally, the agreement provides that upon a termination of employment, Mr. Ali will be entitled to a severance payment equal to his annual base compensation.

     DISCUSSION. At present, the Company has only one executive officer, Mr. Ali, who has an Employment Agreement with the Company as discussed above.
The Company's compensation structure is designed with the fundamental philosophy of providing executives with an interest in both the Company's short and long term profitability. The Company's executive officer compensation program consists of three components, (i) a base salary component, (ii) an annual bonus component, and (iii) an equity component.
The Committee intends to establish base salaries for executive officers at a modest level sufficient to attract and retain additional executives. The annual bonus components may be paid in cash or options. Presently annual bonus awards are made in the discretion of the Committee. The Committee believes that the dynamic nature of the Company in its current stage may render formula based bonuses inequitable from either the Company's or the employees perspective, depending on circumstances outside of the employee's control.
In making such awards, the Committee will review the Company's overall performance but also the individual's contribution to overall success.
Annual bonus awards may be given in instances where the Committee feels the contribution of long-term benefit to the Company, even if it did not result in directly accountable revenues or income. The Company's stock option awards are designed to compliment the annual incentive program, by providing an interest in long-term profitability. Option Grants may also be awarded at the inception of employment as an inducement to attract key employees.

                                PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of March 25, 1999 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and executive officers, and (iii) all officers and
directors of the Company as a group.   Except as otherwise listed below, the
address of each person is c/o Creative Host Services, Inc. 6335 Ferris Square, Suites G-H, San Diego, California 92126.

               Name and Address of Owner                           Shares Beneficially Owned(1)
-------------------------------------------------------------------------------------------------
                                                                  Number              Percent(2)
                                                    ---------------------------------------------

Sayed Ali                                                        985,000(3)              29.6%

David H. Sugerman                                                155,000                  4.7%
17408 Superior Avenue
Northridge, CA 91325

Booker T. Graves                                                  11,025(4)               *

John P. Donahue, Jr.                                              10,000(4)               *

Paul A. Karas                                                     10,000(4)               *

Tasneem Vakharia                                                  35,000(5)               1.0%

All officers and directors as a group (6 persons)              1,051,025(6)              31.6%


---------------------------
*    Less than one percent.
(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 25, 1999, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as pursuant to applicable community property laws, the persons named in the table having sole voting and investment power with respect to all shares of Common Stock beneficially owned.
(2) Does not include 1,228,093 shares of Common Stock issuable upon exercise of outstanding warrants or 1,142,857 shares of Common Stock issuable upon conversion of long term debt.
(3) Includes 50,000 shares issuable upon the exercise of options outstanding under the Company's 1997 Stock Option Plan. Does not include 25,000 shares issuable upon exercise of options which vest in January 2000.
(4) Includes 10,000 shares issuable upon the exercise of options outstanding under the Company's 1997 Stock Option Plan. Does not include 5,000 shares issuable upon exercise of options which vest in January 2000.
(5) Consists solely of shares issuable upon the exercise of options outstanding under the Company's 1997 Stock Option Plan.

(6) Includes 115,000 shares issuable upon the exercise of options outstanding under the Company's 1997 Stock Option Plan. Does not include 40,000 shares issuable upon exercise of stock options which vest over the one year period subsequent to January 15, 1999.

                        RATIFICATION OF SELECTION OF AUDITORS

     Based upon the recommendation of the Audit Committee, the Board of Directors has authorized the firm of Stonefield Josephson, Inc. independent certified public accountants, to serve as independent auditors for the fiscal year ended December 31, 1999.

     The Board of Directors recommends that shareholders vote "FOR" this proposal.

                    SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Shareholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the 2000 Annual Meeting of Shareholders must submit the proposal to the Company no later than February 15, 2000. Shareholders who intend to present a proposal at the 2000 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than March 15, 2000 The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                     OTHER ITEMS

     THE COMPANY, ON WRITTEN REQUEST OF ANY PERSON BEING SOLICITED BY THIS PROXY STATEMENT, SHALL PROVIDE, WITHOUT CHARGE TO SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO), REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. WRITTEN REQUESTS SHOULD BE DIRECTED TO:

                         CREATIVE HOST SERVICES, INC.
                        6335 FERRIS SQUARE, SUITES G-H
                         SAN DIEGO, CALIFORNIA  92126
                            ATTENTION:  SAYED ALI

                                        By Order of the Board of Directors


                                        /s/ Sayed Ali
                                        ----------------------------------
San Diego, California                  Sayed Ali, President

July 14, 1999

                      PROXY - CREATIVE HOST SERVICES, INC.
                ANNUAL MEETING OF SHAREHOLDERS - August 19, 1999

         The undersigned shareholder(s) of Creative Host Services, Inc. (the "Company") hereby appoints Sayed Ali and William Smyth, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 600 West Broadway, San Diego, California, on August 19, 1999 at 10:00 a.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. ELECTION OF DIRECTORS. To elect the following four (4) persons to the Board of Directors of the Company to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified:

     Sayed Ali     Booker T. Graves     John P. Donohue, Jr.     Charles Radloff

   / / FOR ALL NOMINEES LISTED ABOVE (EXCEPT AS MARKED TO THE CONTRARY)

   / / WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE. A SHAREHOLDER
       MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY DRAWING A LINE THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE.

     IF NO SPECIFICATION IS MADE, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR THE ELECTION OF THE NOMINEES LISTED ABOVE. THIS PROXY VESTS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR DIRECTORS.

2. TO RATIFY THE SELECTION OF STONEFIELD JOSEPHSON, INC. TO SERVE AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                  / /  FOR         / /  AGAINST                   / /  ABSTAIN

     UNLESS OTHERWISE SPECIFIED, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSAL.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. Shareholders who are present at the meeting may withdraw their proxy and vote in person if they so desire. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             Dated:                               , 1999
                                   -------------------------------

                             -------------------------------------------------
                                                Signature

                             -------------------------------------------------
                                         Signature if held jointly

                             -------------------------------------------------
                                              Printed Name(s)

                             I (We) will / / will not / / attend the Annual
                                                          Meeting in person.

NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.